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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 6, 2000, included in this Form 10-K for the year ended December 26, 1999, into the Company's previously filed Registration Statement (Form S-8 No. 33-41279).

                                         ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
March 6, 2000